UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026

VERANO HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-56342	98-1583243
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

224 West Hill Street, Suite 400,

Chicago, Illinois 60610

(Address of Principal Executive Offices) (Zip Code)

(312) 265-0730

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 18, 2026, Verano Holdings Corp. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) virtually. As of the close of business on the record date of April 24, 2026, there were 364,381,806 shares of Company common stock, par value $0.001 (the “Common Stock”) outstanding and entitled to vote at the Annual Meeting. Please note that the number of shares outstanding and number of shares in the voting results below do not reflect the Company’s previously announced reverse stock split, which became effective on June 11, 2026.

At the Annual Meeting, the following proposals were submitted to a vote of the Company’s stockholders, with the final voting results indicated below:

Proposal No. 1: The Company’s stockholders elected the following five directors to serve as directors of the Board for terms expiring at the Company’s 2027 Annual Meeting of Stockholders and until their successors are duly elected or appointed and qualified. The results of the vote taken are as follows:

	Shares Voted For	Withheld	Broker Non-Votes
George Archos	58,960,500 (91.80%)	5,268,208 (8.20%)	70,910,643
Lawrence Hirsh	63,210,484 (98.41%)	1,018,224 (1.59%)	70,910,643
Charles Mueller	63,431,423 (98.76%)	797,285 (1.24%)	70,910,643
Cristina Nuñez	63,270,054 (98.51%)	958,654 (1.49%)	70,910,643
John Tipton	51,528,299 (80.23%)	12,700,409 (19.77%)	70,910,643

Proposal No. 2: The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers (the “Say-on-Pay Vote”). The results of the vote taken are as follows:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
60,147,000 (93.64%)	3,497,620 (5.44%)	584,088 (0.90%)	70,910,643

Proposal No. 3: The Company’s stockholders ratified the appointment of Macias Gini & O’Connell LLP (“MGO”) as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The results of the vote taken are as follows:

Shares Voted For	Shares Voted Against	Abstentions
132,946,148 (98.37%)	1,397,949 (1.03%)	795,254 (0.58%)

Proposal No. 4: The Company’s stockholders reapproved the existing Verano Holdings Corp. Stock and Incentive Plan and approved all unallocated entitlements thereunder, and that the Company be able to grant awards under the Equity Plan until June 18, 2029. The results of the vote taken are as follows:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
60,296,224 (93.87%)	3,588,506 (5.58%)	343,978 (0.53%)	70,910,643

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERANO HOLDINGS CORP.

Date: June 18, 2026	By:	/s/ Laura Marie Kalesnik
	Name:	Laura Marie Kalesnik
	Title:	Chief Legal Officer, General Counsel and Secretary